Exhibit 10.10

                               CORPORATE GUARANTY

                                                         Date: December 22, 2003

General Electric Capital Corporation
500 West Monroe Street
Suite 2900
Chicago, Illinois 60661

      To induce you to enter into, purchase or otherwise acquire that certain Master Equipment Lease, dated as of the date hereof, by and between The Walden Asset Group, LLC, a Delaware limited liability company and Playboy Entertainment Group, Inc., a Delaware corporation ("Lessee") (such Master Equipment Lease, as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, including without limitation by Equipment Schedule No. 1 thereto, and together with any other documents or instruments executed by Playboy Entertainment Group, Inc. in connection therewith or contemplated thereby, the "Lease"), the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of all of Lessee's obligations under the Lease, whether such obligations represent principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of the leased equipment or any other collateral or security, or any other type of sum of any kind whatsoever that the Lessee may now or at any time hereafter owe to you thereunder, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Lessee may owe to you now or at any time hereafter pursuant to the Lease, including payment of all losses, costs, attorneys' fees and expenses payable pursuant to the Lease by reason of Lessee's default or default of the undersigned (all such payment and performance obligations being collectively referred to as "Obligations").

      This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Lessee, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against the leased equipment or any other collateral or security which may be given in connection with the Obligations. It is agreed that you may, so long as an Event of Default (as defined in the Lease) exists and is continuing thereunder, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Lessee, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned at your election, without joinder of the Lessee or any other person as parties thereto.

      The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Lease or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Lease or any other document; (c) the absence of, or delay in, any action to enforce the Lease, this Guaranty or any other documents; (d) your failure or delay in obtaining any other guaranty of the Obligations (including without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by or any other indulgence granted to the Lessee or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any of the leased equipment or any other collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Lessee's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Lessee or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

      This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Lessee prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

      The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Lessee or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon an Event of Default with respect to the Obligations.

      Provided the undersigned is no longer required to file regular periodic reports, forms and other filings with the Securities and Exchange Commission, including (without limitation) Forms 8Q, 10K and 10Q, the undersigned shall promptly within 60 days of the end of each fiscal quarter (other than the fourth fiscal quarter) deliver unaudited quarterly statements and within 120 days after the end of each fiscal year deliver to you copies of its annual audited financial statements, including the opinion of the auditor.

      The undersigned shall be deemed to be in default hereunder ("Default") if:
(a) it shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty (30) days after the earlier of the actual knowledge of Guarantor or written notice thereof to the undersigned by you; or
(b) there is an anticipatory repudiation of its obligations pursuant to this Guaranty; or (c) any certificate, statement, representation, warranty or audit contained herein or heretofore or hereafter furnished with respect to this Guaranty by or on behalf of the undersigned proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or having omitted any substantial contingent or unliquidated liability or claim against it.

      Upon a Default hereunder, you may, at your option, declare this Guaranty to be in default by written notice to the undersigned (without election of remedies), and at any time thereafter, may do any one or more of the following, all of which are hereby authorized by the undersigned:

      A. declare the Lease to be in default and thereafter sue for and recover all liquidated damages, accelerated rentals and/or other sums otherwise recoverable from Lessee thereunder; and/or

         B. sue for and recover all damages then or thereafter incurred by you as a result of such Default;


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

and/or

      C. seek specific performance of the obligations of the undersigned hereunder.

      In addition, the undersigned shall be liable for all reasonable attorneys' fees and other costs and expenses incurred by reason of any Default or the exercise of your remedies hereunder and/or under the Lease. No right or remedy referred to herein is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time.

      Notice of acceptance of this Guaranty and of any default by the Lessee or any other person is hereby waived. Presentment, protest, demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Lessee on a continuing basis financial data and other information regarding the Lessee and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Lessee's financial condition or of any other fact that might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Lessee, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

      Payment of all amounts now or hereafter owed to the undersigned by the Lessee or any other obliger for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as security therefore. The undersigned hereby irrevocably and unconditionally waives and relinquishes, for so long as this Guaranty shall be in effect, all statutory, contractual, common law, equitable and all other claims against the Lessee and any other obliger with respect to any of the Obligations, or any collateral therefore, or any other assets of the Lessee or any such other obliger, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid of payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes, for so long as this Guaranty shall be in effect, any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Lessee or any other obliger for any of the Obligations, or realized from any of their respective assets with respect thereto.

      THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US WITH RESPECT THERETO. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. In the event of litigation this Guaranty may be filed as a written consent to a trial by the court.


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

      As used in this Guaranty, the word "person" shall include any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

      This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by us and by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

      This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns.

      THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Northern District of Illinois. If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

      All notices required to be given hereunder shall be deemed adequately given if sent by overnight courier to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing.

      Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.


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


      IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

ATTEST:                               Playboy Enterprises, Inc.


By: /s/ Howard Shapiro                 By: /s/ Robert D. Campbell
   ---------------------------------      --------------------------------------
Name:  Howard Shapiro                  Name: Robert D. Campbell
     -------------------------------        ------------------------------------
Title: Secretary/Assistant Secretary   Title: SVP, Treasurer and Asst. Secretary
       -----------------------------         -----------------------------------

                                       Address: 680 North Lake Shore Drive
                                                Chicago, Illinois 60601


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

              CERTIFICATION AND REPRESENTATION BY SIGNING OFFICERS

      We, the undersigned, Howard Shapiro and Robert D. Campbell being the Executive Vice President and Senior Vice President of Playboy Enterprises, Inc., the corporation which executed the Guaranty attached hereto, hereby jointly and severally certify and represent to General Electric Capital Corporation that each of the undersigned executed the Guaranty for and on behalf of said corporation and that in so executing said instrument the undersigned were duly authorized to do so in their named capacity as officers and by so executing to hereby bind said guarantor corporation to the terms of said instrument as therein set forth.


      /s/ Howard Shapiro (L.S.)        /s/ Robert D. Campbell (L.S.)
      ------------------               -----------------------

Dated: 12/22              , 2003       Dated: 12/22                , 2003
      --------------------                   ---------------------

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